Exhibit 21.1

List of Subsidiaries

Name	Jurisdiction of Formation
ARA-Yuba City Dialysis LLC	CA
Kerman Dialysis Center, LLC	CA
Capitol Dialysis, LLC	DC
Acute Dialysis Services-ARA LLC	DE
AKC Holding LLC	DE
American Renal Associates Holdings, Inc.	DE
American Renal Associates LLC	DE
American Renal Aviation, LLC	DE
American Renal Global Ventures, LLC	DE
AMERICAN RENAL HOLDINGS INTERMEDIATE COMPANY, LLC	DE
American Renal Holdings, Inc.	DE
American Renal Integrated Services of Colorado, LLC	DE
American Renal Integrated Services of New England, LLC	DE
American Renal Management LLC	DE
American Renal Patient Care Foundation, Inc.	DE
American Renal Practice Management, LLC	DE
American Universal, LLC	DE
American Universal-Hockessin, LLC	DE
Ameri-Tech Kidney Center- Arlington, LLC	DE
Ameri-Tech Kidney Center- Bedford, LLC	DE
ARA - Ludlow Dialysis, LLC	DE
ARA Dialysis Unit at Ohio Valley Hospital, LLC	DE
ARA-Boca Raton Dialysis LLC	DE
ARA-Boca Raton Holding LLC	DE
ARA-Chillicothe Dialysis, LLC	DE
ARA-Crystal Lake Dialysis LLC	DE
ARA-Daytona Beach Dialysis LLC	DE
ARA-East Providence Dialysis LLC	DE
ARA-Jackson Dialysis LLC	DE
ARA-Johnston Dialysis LLC	DE
ARA-Milwaukee Dialysis LLC	DE
ARA-N.W. Chicago LLC	DE
ARA-Naples Dialysis Center LLC	DE
ARA-Naples South Dialysis Center LLC	DE
ARA-New Castle Dialysis LLC	DE
ARA-Ohio Holdings LLC	DE
ARA-Pawtucket Dialysis LLC	DE
ARA-Piketon Dialysis LLC	DE

Name	Jurisdiction of Formation
ARA-Providence Dialysis LLC	DE
ARA-Rhode Island Dialysis II LLC	DE
ARA-South Barrington Dialysis LLC	DE
ARA-South Central Ohio, LLC	DE
ARA-Tiverton Dialysis LLC	DE
Arlington Dialysis Center, LLC	DE
Athens Renal Center, LLC	DE
Atlantic Kidney Center LLC	DE
Belle Glade Dialysis Center, LLC	DE
Bensalem Dialysis Center LLC	DE
Big Lake Kidney Center LLC	DE
Boardman Dialysis Center LLC	DE
Bradenton Dialysis Center LLC	DE
Bristol Dialysis LLC	DE
Brockton Dialysis Center, LLC	DE
Brockton Healthcare Clinic, LLC	DE
Carolina Dialysis LLC	DE
Central Columbia Kidney Center, LLC	DE
Central Kittanning Dialysis Center LLC	DE
Champion Dialysis Center, LLC	DE
Clarion Dialysis Center, LLC	DE
Clermont Dialysis Center LLC	DE
Clewiston Dialysis Center, LLC	DE
Clifton Dialysis Center, LLC	DE
Clinton Dialysis Clinic, LLC	DE
Columbia Northeast Kidney Center, LLC	DE
Complete Dialysis Care, LLC	DE
Comprehensive Dialysis Care, LLC	DE
Continental Dialysis Care Center, LLC	DE
Dearborn Kidney Center, LLC	DE
Delano Kidney Center, LLC	DE
Delray Beach Dialysis Center LLC	DE
Dentsville Kidney Center, LLC	DE
Detroit Kidney Center, LLC	DE
Dialysis Care Center of Palm Coast LLC	DE
Dialysis Center of Macon, LLC	DE
Dialysis Center of Milledgeville, LLC	DE
Dialysis Center of Porterville, LLC	DE
Dialysis Center of Wakefield LLC	DE
Dialysis Center of West Orange LLC	DE

Name	Jurisdiction of Formation
Dialysis Center of West Warwick LLC	DE
Dialysis Center of Westerly LLC	DE
Dialysis Center of Western Massachusetts LLC	DE
Dialysis Center of Woonsocket LLC	DE
Dialysis Services of London, LLC	DE
Dialysis Services of Pineville, LLC	DE
Dublin Dialysis Center, LLC	DE
Ellicott City Dialysis Center LLC	DE
Ellicott Kidney Center, LLC	DE
Estrella Mountain Dialysis, LLC	DE
Fairfield Kidney Center LLC	DE
Fall River Kidney Center, LLC	DE
Florida Dialysis Center of Celebration, LLC	DE
Florida Dialysis Center of Haines City, LLC	DE
Florida Dialysis Center of Orlando, LLC	DE
Fort Lauderdale Renal Dialysis, LLC	DE
Fort Myers Kidney Center, LLC	DE
Gateway St. Louis Dialysis, LLC	DE
Georgia Dialysis Centers, LLC	DE
Goldtree Kidney Center LLC	DE
Grand Prairie Dialysis Center, LLC	DE
Great Falls Dialysis, LLC	DE
Greenacres Dialysis Center, LLC	DE
Greenville Dialysis Clinic, LLC	DE
Grovetown Dialysis Clinic, LLC	DE
Hawthorn Kidney Center, LLC	DE
Hawthorn Kidney Center-Wareham, LLC	DE
Hephzibah Dialysis Clinic LLC	DE
Herald Square Dialysis , LLC	DE
Heritage Dialysis Center LLC	DE
Hilliard Dialysis Center LLC	DE
Hollywood Dialysis, LLC	DE
Howard University Dialysis Center, LLC	DE
Jacksonville Acute Dialysis Services LLC	DE
JKC Holding LLC	DE
Jupiter Kidney Center LLC	DE
Keowee Dialysis Center, LLC	DE
Kidney Care Centers of Cambridge Ohio, LLC	DE
Kidney Care Centers of Coshocton Ohio, LLC	DE
Kidney Care Centers of Zanesville Ohio, LLC	DE

Name	Jurisdiction of Formation
Kidney Center of Arvada LLC	DE
Kidney Center of Bear Creek, LLC	DE
Kidney Center of Dacono, LLC	DE
Kidney Center of Lafayette LLC	DE
Kidney Center of Lakewood LLC	DE
Kidney Center of Longmont LLC	DE
Kidney Center of North Denver, LLC	DE
Kidney Center of the Rockies, LLC	DE
Kidney Center of Westminster LLC	DE
Lake Gray Dialysis Center LLC	DE
Lake Oconee Dialysis Center, LLC	DE
Langhorne Dialysis LLC	DE
Lehigh Acres Dialysis Center, LLC	DE
Louisville Dialysis Clinic, LLC	DE
Louisville Dialysis Clinic-Peachtree, LLC	DE
Macon Southside Dialysis Center, LLC	DE
Madera Kidney Center, LLC	DE
McHenry Dialysis Center, LLC	DE
Metro St. Louis Dialysis - Florissant, LLC	DE
Miami Regional Dialysis Center West, LLC	DE
Middleburg Dialysis LLC	DE
Millen Dialysis Clinic, LLC	DE
Nephrology Center of Detroit, LLC	DE
Nephrology Center of Eastpointe, LLC	DE
New Orleans Kidney Center LLC	DE
North Arlington Dialysis Center, LLC	DE
North Main Kidney Center, LLC	DE
Northwest Jacksonville Dialysis Center, LLC	DE
Oil City Dialysis Center, LLC	DE
Palmetto Dialysis Center, LLC	DE
Parker Kidney Center, LLC	DE
Pickaway Dialysis Center LLC	DE
Sandersville Dialysis Clinic, LLC	DE
Seneca Dialysis Center, LLC	DE
South Arlington Dialysis Center, LLC	DE
South Augusta Dialysis Clinic, LLC	DE
Southwest Jacksonville Dialysis Center LLC	DE
Space City Dialysis Center, LLC	DE
Spartanburg Dialysis, LLC	DE
St. Petersburg Kidney Care South, LLC	DE

Name	Jurisdiction of Formation
St. Petersburg Kidney Care, LLC	DE
Swainsboro Dialysis Clinic, LLC	DE
Taunton Healthcare Clinic, LLC	DE
Texas-ARA LLC	DE
The Dialysis Center of Attleboro, LLC	DE
The Dialysis Center of Gary – Merrillville, LLC	DE
The Dialysis Center of Hammond, LLC	DE
The Dialysis Center of North Philadelphia, LLC	DE
The Dialysis Center of Portage, LLC	DE
The Dialysis Center of Schererville, LLC	DE
The Dialysis Center of West Philadelphia, LLC	DE
The Dialysis Unit of Center City Philadelphia, LLC	DE
The Kidney Center of South Philadelphia, LLC	DE
The Kidney Center on Main, LLC	DE
Thornton Kidney Center, LLC	DE
Universal Dialysis Center, LLC	DE
University Kidney Center Bluegrass, LLC	DE
University Kidney Center Broadway, LLC	DE
University Kidney Center Hikes Lane, LLC	DE
University Kidney Center, LLC	DE
University Kidney Center-Louisville, LLC	DE
Wallingford Dialysis Care, LLC	DE
Waltham Dialysis LLC	DE
Warner Robins Dialysis Center, LLC	DE
Warren Dialysis Center LLC	DE
Waynesboro Dialysis Clinic, LLC	DE
Wellesley Dialysis LLC	DE
Western Community Dialysis Center, LLC	DE
Westminster Renal Dialysis, LLC	DE
Woodbridge Dialysis Center, LLC	DE
Woodhaven Dialysis Center, LLC	DE
Woodland Park Dialysis Center, LLC	DE
Youngstown-Warren Home Dialysis, LLC	DE
ARA-Aventura LLC	FL
ARA-Orange Park LLC	FL
ARA-Sebring Dialysis LLC	FL
ARA-Sun City Dialysis LLC	FL
ARA-Titusville Dialysis LLC	FL
ARA-West Jacksonville LLC	FL
Miami-ARA LLC	FL

Name	Jurisdiction of Formation
ARA-Augusta Clinic LLC	GA
ARA-Augusta, LLC	GA
ARA-South Augusta Clinic LLC	GA
Lewis-Clark Kidney Center, LLC	ID
ARA-Springfield Dialysis LLC	MA
ARA-ADELPHI LLC	MD
Associates of Fulton County, LLC	NY
Elizabethtown Center, LLC	NY
Harriman Partners, LLC	NY
Massena Center, LLC	NY
MOHAWK VALLEY DIALYSIS CENTER, INC.	NY
Plattsburgh Associates, LLC	NY
Schenectady Partners, LLC	NY
ARA-Bexley LLC	OH
ARA-Columbus, LLC	OH
ARA-North Columbus Dialysis LLC	OH
ARA-South Columbus Dialysis LLC	OH
Kidney Center of Bexley, LLC	OH
Kidney Center of Whitehall, LLC	OH
ARA-Hazleton LLC	PA
Butler-ARA, LLC	PA
American Renal Texas, L.P.	TX
Bay City Dialysis Center, LLP	TX
Beaumont-ARA Dialysis LLP	TX
Brazoria County Dialysis, L.L.P.	TX
Carrollton Regional Dialysis Center, LLC	TX
Desoto Regional Dialysis Center LLC	TX
Grapevine Kidney Center, LLC	TX
Greater Irving I Regional Dialysis Center, LLC	TX
Greater Irving II Regional Dialysis Center, LLC	TX
Irving Regional Dialysis Center LLC	TX
Jasper-ARA Dialysis L.L.P.	TX
Matagorda Dialysis Care, LLP	TX
Regional Dialysis Center of Lancaster LLC	TX
Regional Dialysis Center of Mesquite LLC	TX
Renal North Texas Holdings LLC	TX
Wharton Dialysis Care, L.L.P.	TX
Woodville Dialysis Center LLP	TX
ARA-Forest Park Dialysis LLC	VA
ARA-Mechanicsville Dialysis LLC	VA

Name	Jurisdiction of Formation
ARA-Richmond Dialysis LLC	VA
ARA-South Laburnum Dialysis LLC	VA
Richmond Regional Dialysis, LLC	VA
Westhampton Regional Dialysis, LLC	VA